UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 24, 2009
                                  ___________

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Washington                      0-20800                91-1572822
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                111 North Wall Street, Spokane, Washington 99201
              (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement.

On December 24, 2009, Sterling Financial Corporation ("Sterling") agreed to enter into a written agreement (the "Agreement") with the Federal Reserve Bank of San Francisco (the "Reserve Bank"). The Agreement was anticipated following other recent regulatory orders and agreements and substantially all of the requirements of the Agreement are similar to those already imposed on Sterling Savings Bank by the FDIC.

The Reserve Bank Agreement is designed to enhance Sterling's ability to act as a source of strength to its wholly owned subsidiaries, Sterling Savings Bank and Golf Savings Bank, and requires that Sterling obtain Reserve Bank approval before paying dividends, taking dividends from the subsidiary banks, making payments on subordinated debt or trust preferred securities, incurring debt or purchasing/redeeming Sterling stock. The Agreement also requires the Company to submit a risk management plan, a capital plan, cash flow projections and progress reports and to obtain Reserve Bank approval before appointing new directors or senior executive officers and to comply with certain payment restrictions on golden parachute payments and indemnification restrictions.

The Reserve Bank Agreement and the FDIC agreement formalize steps that already are under way at Sterling, and the company will continue to work aggressively to meet all of requirements of its regulators. The bank and holding company boards, along with its advisors, are directly involved with all aspects of Sterling's strategy and support its progress toward meeting these requirements.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete copy of the document attached hereto as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

     (d)  The following exhibit is being filed herewith:

     Exhibit No.      Exhibit Description
     -----------      --------------------

     10.1 Written Agreement between Sterling Financial Corporation and the Federal Reserve Bank of San Francisco, dated December 24, 2009.

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          STERLING FINANCIAL CORPORATION
                                          ------------------------------
                                                   (Registrant)


   December 31, 2009                      By: /s/ Daniel  G.  Byrne
--------------------------                    ----------------------
        Date                                  Daniel  G.  Byrne
                                              Executive Vice President,
                                              Assistant Secretary, and Principal
                                              Financial Officer